

WESTMORELAND COAL COMPANY

Investor Presentation
November 2016

westmoreland.com | NASDAQ:WLB
westmorelandmlp.com | NYSE:WMLP

Safe Harbor and Confidentiality

This presentation contains forward-looking statements — that is, statements about future, not past, events. These forward-looking statements often relate to our future performance and management's expectations for the future, including statements about our financial outlook. Our forward-looking statements are based on estimates and assumptions that we believe are reasonable. Actual results could be materially different from our forward-looking statements. The factors that could cause actual results to differ are discussed in our periodic filings with the Securities and Exchange Commission. Statements regarding our financial guidance speak only as of the date of our third quarter 2016 earnings release, November 1, 2016, and all other forward-looking statements speak only as of the initial release date of this presentation, November 9, 2016. We have no duty to update or revise any forward-looking statements to conform the statements to actual results or to reflect new information or future events.





The Westmoreland Difference:

Low-Risk Contracts. Exceptional Assets. Significant Cash Flow Yield.

Superior Contracts



- Long-standing customer relationships
- Minimal open coal market pricing exposure
- Cost protected

Exceptional Assets



- Mine-mouth positioning
- Cost-effective power generation
- Outstanding mine operator

Outstanding Cash Flow



- Highly visible, repeatable cash flows
- Successful acquisition integrations
- Cash optimization and savings initiatives

Compelling value investment with attractive risk profile

Westmoreland at a Glance:
It all Starts With Industry Leading Safety

Total Reportable Incident Rate US Operations

Nine-months ended September 30



1.92
1.44
3.22
1.93
2015
2016
US National Average
Westmoreland US operations

- Uncompromised safety is a core value
- Comprehensive safety programs, systems and training
- Total vigilance in adhering to and exceeding all standards





Sentinels of Safety Award
NMA
Colstrip Mine
2011

John T. Ryan Safety Award
CIM ICM
Paintearth Mine
2012

John T. Ryan Safety Award
CIM ICM
Genesee Mine
2013

Sentinels of Safety Award
NMA
Jewett Mine
2014

Note: Total Reportable Incident Rate represents number of incidents per 100 full-time employees working a year or number of incidents per 200,000 annual hours

Superior Contracts:
Secure Long-Term Contracts and Customers

- Superior contracted base and tail
  - Two-thirds of tons contracted through 2020
  - Average contract length exceeds 10 years
  - 90% of tons not exposed to open-market pricing
  - Extension discussions underway
- Westmoreland is most economic supplier
- Contractual protections
  - Volume minimums
  - Reclamation share
  - ROI guarantees & fixed cost coverage
- Logistical and operational limitations to using different coal source

ATCO ALWAYS THERE. ANYWHERE.

Capital Power

PACIFICORP

Xcel Energy

TALEN ENERGY

SaskPower Powering the future®

PSE PUGET SOUND ENERGY

AEP We power life's possibilities℠

PNM Resources

Highly visible cash flow; Minimal pricing exposure

Exceptional Assets:

Westmoreland Provides Fuel to Customers Below Competition

- Excellent, cost focused mine operations
- Consistently beat natural gas
- Transportation advantage – mine mouth locations
- Leverage global purchasing
- Cost protected structure provides predictability
- No self-bonding risk, 100% cash collateralized



Comparison vs. Other Coal Regions & Nat Gas ($/MBtu)



$2.82
$2.73
$2.31
$1.83
$1.78
$1.45
Westmoreland is most efficient choice
Nat Gas
Cen. App
Rockies
Ill Basin
PRB
Total Average Cost of Delivered Coal

Delivering premium value

Source: FactSet, SNL, Company estimates
Natural Gas is Henry Hub as of Sep. 30, 2016

Exceptional Assets:

Positioned Where Coal is the Primary Fuel

Power Generation by Fuel Type In Canada



Saskatchewan(1)
46%
34%
14%
3%
3%
Alberta(2)
51%
39%
2%
3%
5%
Coal
Nat Gas
Hydro
Wind
Other

Power Generation by Fuel In The United States (trillion kWh) (3)



5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2010
2015
2020E
2025E
2030E
2035E
2040E
Natural Gas
33%
31%
Renewables
13%
18%
Nuclear
20%
16%
Coal
33%
34%
Petroleum & Other
1%
1%

- Coal is source of most energy generation in markets served
- U.S. Department of Energy offering economic incentives for Carbon Capture investments
- Saskatchewan accounts for two-thirds of Westmoreland Canadian tons
- Alberta political environment not likely to have impact

No planned replacements for power generation

(1) Saskatchewan power as of March 31, 2016 per SaskPower
(2) Alberta Energy Statistics December 31, 2015 from Alberta Utilities Commission
(3) U.S. Energy Information Administration, Annual Energy Outlook 2016, updated April 2016

Outstanding Cash Flow:

Significant Improvements Achieved in All Five Major Acquisitions

- Five major acquisitions past four years
- Exited acquisition mode, in optimization mode
- Consistent cost reduction and performance improvement – *ONE Westmoreland*
- Increased cash flow
- Leverage reduction post acquisitions

In Each Acquisition



- **Double-digit production increases**
- **Meaningful per-ton cost reductions**
- **Significant safety improvements**







ONE Westmoreland approach drives significant improvements

Outstanding Cash Flow:
Cash Optimization and Saving Activities Post Acquisitions

Working Capital Initiatives

- Increase cash generation in 2016
- Optimize spares inventory
- Strategic inventory management

Procurement Opportunity

- Global approach
- Added strategic sourcing experts
- World-class purchasing approach

Savings Initiatives

- Centralization of shared services
- Tight back office organization
- Run lean, spend smart

ONE WESTMORELAND

Consistent, predictable strong cash flow

The Westmoreland Difference:
Proven Record of Reducing Leverage

Proven Record of Reducing Net Leverage Following Acquisitions (Net Debt / LTM EBITDA)



3.3x
3.7x
2.3x
3.5x
3.0x
3.8x
3.6x
4.4x
2011
Kemmerer Acquisition (1)
2013
Sherritt Coal Acquisition (2)
Pre-WMLP Acq. (30-Sep-14)
Post-WMLP Acq. (30-Sep-14) (3)
2014 (4)
2015 Post-San Juan Acq. 31-Jan-12
2016 year-end target ~4X

- Predictable, sufficient cash flow for de-levering
- Integration excellence - rapid de-levering following acquisitions
- Working capital initiatives
- Cash flow drag from non-core assets lessens in 2017 and 2018
- Removed $10 million cash flow drag from Coal Valley in 2017
- Debt pay down key objective

Optimizing cash flows and reducing debt

1. As of 31-Jan-12.
2. Calculated using net debt figure pro forma for Sherritt transaction and pro forma LTM Adj. EBITDA figure as at 30-Sep-13.
3. Excludes impact of cash and debt at WMLP; pro forma for $75 mm term loan upsize and Buckingham acquisition.
4. 2014 shown pro forma for a full year of Canada operations, $75 mm term loan up size and Buckingham acquisition.

Note – LTM EBITDA for leverage ratio calculated per credit agreement

WESTMORELAND COAL COMPANY

The Westmoreland Difference:
The Power of the Business Model

Adjusted EBITDA(1) (US$ mm)



$73
$105
$116
$175
$217
$255-$265
2011
2012
2013
2014
2015
2016E

Adjusted EBITDA bolstered by operating culture and cost focus

Tons Sold (Mst)



22
22
25
45
53
50-55
2011
2012
2013
2014
2015
2016E

Record tonnage in 2015; Another 50 plus tons projected in 2016

Capex (US$ mm)



$28
$21
$29
$50
$78
$50-$55
2011
2012
2013
2014
2015
2016E

Superior maintenance practices enable capital spending discipline

Track record of improving performance

(1) Adjusted EBITDA is a non-GAAP measure. Please refer to slide 13 and Westmoreland's SEC filings and earnings releases for reconciliations to most comparable GAAP measure.

The Westmoreland Difference:

The Power of the Business Model – Solid Results Q3 and Year-To-Date

Q3 and YTD Performance & Milestones

- Executed well positioned to achieve guidance
- Delivered on cash flow initiatives
- Positioned to complete capital lease refinance
- Eliminated Coal Valley 2017 cash drag of $10 M
- De-levered across MLP, San Juan, Parent

Improving Financial Strength Sep. 30, 2016

Cash flow from operations	$84 million
Capital expenditures	$31 million
Free cash flow(1)	$56 million
Cash on hand	$29 million
Debt reduction	$46 million
Revolver availability	$36 million
Debt outstanding	$1.2 billion

Proactive, strategic decision making and execution

(1) Free cash flow is a non-GAAP measure calculated as cash flow from operations minus capital expenditures, plus cash received under certain contracts for loan and lease receivable. Please refer to Westmoreland SEC filings and earnings releases for reconciliations to most comparable GAAP measure.

2016 Outlook

Coal Sales	Adjusted EBITDA	Free Cash Flow	Capital Expenditures
50-55 Million Tons	**$255-$265 Million**	**$75-$85 Million**	**$50-$55 Million**
• Another year exceeding 50 M tons	• Record Adjusted EBITDA	• Successful cash flow initiatives	• Disciplined approach
• 90% under long-term contract	• Highly visible	• Highly visible	• Effective maintenance programs
• 40 million tons sold YTD	• $179 million YTD	• $56 million YTD	• No expected significant step up

2016 Priorities

- Execute, execute, execute – control what we can control
- De-lever – strengthen balance sheet, reduce interest expense & risk
- Pursue capital leasing opportunities
- Optimize working capital
- Evaluate opportunities for non-core assets



Free Cash Flow Yield of 30% to 35%

Note: Fee cash flow yield is defined as free cash flow as above divided by closing stock price on Nov. 4, 2016.

The Westmoreland Difference:

Low-Risk Contracts. Exceptional Assets. Significant Cash Flow Yield.

Superior Contracts



- Long-standing customer relationships
- Minimal open coal market pricing exposure
- Cost protected

Exceptional Assets



- Mine-mouth positioning
- Cost-effective power generation
- Outstanding mine operator

Outstanding Cash Flow



- Highly visible, repeatable cash flows
- Successful acquisition integrations
- Cash optimization and savings initiatives

Compelling value investment with attractive risk profile

Non-GAAP Reconciliations

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use several non-GAAP financial measures to monitor and evaluate our performance. These non-GAAP financial measures may include adjusted EBITDA and free cash flow. These non-GAAP financial measures should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, because the presentation of these non-GAAP financial measures varies among companies, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. We believe these non-GAAP financial measures provide useful information to investors for analysis of our business. We also refer to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. We believe these non-GAAP financial measures are widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the coal and mining industries. Many investors use the published research reports of these professional research analysts and others in making investment decisions.

EBITDA and Adjusted EBITDA

EBITDA (earnings before interest expense, interest income, income taxes, depreciation, depletion, amortization and accretion expense) and Adjusted EBITDA are non-GAAP measures that do not reflect the Company's cash expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; do not reflect income tax expenses or the cash requirements necessary to pay income taxes; do not reflect changes in, or cash requirements for, the Company's working capital needs; and do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on certain of the Company's debt obligations. In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Westmoreland considers Adjusted EBITDA to be useful because it reflects operating performance before the effects of certain non-cash items and other items that it believes are not indicative of core operations. The Company uses Adjusted EBITDA to assess operating performance.

	For the Years Ended December 31,				
	2015	2014	2013	2012	2011
			(In thousands)		
Reconciliation of Adjusted EBITDA to Net loss					
Net loss	$(208,767)	$(173,180)	$ (8,127)	$ (13,662)	$ (36,875)
Income tax (benefit) expense from continuing operations	(19,767)	232	(4,782)	90	(426)
Interest income	(7,993)	(6,400)	(1,366)	(1,496)	(1,444)
Interest expense	104,215	84,234	39,937	42,677	29,769
Depreciation, depletion and amortization	131,491	100,778	67,231	57,145	45,594
Accretion of ARO and receivable	28,207	21,604	12,681	12,189	10,878
Amortization of intangible assets and liabilities	(1,010)	138	665	658	657
EBITDA	26,376	27,406	106,239	97,601	48,153
Restructuring charges	656	14,989	5,078	—	—
Loss on foreign exchange	(3,674)	4,016	—	—	—
Loss on impairment	136,210	—	—	—	—
Loss on extinguishment of debt	5,385	49,154	64	1,986	17,030
Acquisition related costs (1)	5,959	26,785	—	—	—
Customer payments received under loan and lease receivables (2)	27,128	12,388	—	—	—
Derivative loss	5,587	31,100	—	—	—
Loss (gain) on sale/disposal of assets and other adjustments	5,290	3,431	(438)	(195)	3,212
Share-based compensation	7,748	6,082	5,322	6,040	4,721
Adjusted EBITDA	$ 216,665	$ 175,351	$116,265	$105,432	$ 73,116

(1) Includes acquisition and transition costs included in *Selling and administrative* on the Consolidated Statements of Operations and the impact of cost of sales related to the sale of inventory written up to fair value in the Canadian Acquisition.
(2) Represents a return of and on capital. These amounts are not included in operating income or operating cash flows, as the capital outlays are treated as loan and lease receivables, but are included within Adjusted EBITDA so that the cash received by the Company is treated consistently with all other contracts within the Company that do not result in loan and lease receivable accounting.

WESTMORELAND
COAL COMPANY


Congratulations Dakota Westmoreland!
North Dakota PSC 2015 State Reclamation Award


Award-winning safety and environmental performance


Congratulations WMLP!
2016 Excellence in Surface Coal Mining Reclamation


Congratulations Sheerness Mine!
April 3, 2016 - 21 years without a Lost Time Incident!

For more information visit www.westmoreland.com
Investor Relations Contact: Gary Kohn
Phone 720.354.4467
Email: gkohn@westmoreland.com